Exhibit 10.02.1

                                 TRAVELERS GROUP
                                STOCK OPTION PLAN

                     As Established as of September 25, 1986
                 (As amended and restated as of April 24, 1996)

     1. Purpose. The purpose of the Travelers Group Stock Option Plan (the "Plan") is to advance the interests of Travelers Group Inc. (the "Company") and its stockholders by providing options to purchase Common Shares (as defined in Section 4 hereof) of the Company ("Options") to certain key executives of the Company and of its subsidiaries who contribute significantly to the long-term performance and growth of the Company and such subsidiaries.

     2. Administration. The Plan shall be administered by the Nominations and Compensation Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company from among its members, which shall consist of not less than three (3) members thereof who are and shall remain Committee members only so long as they remain "disinterested persons" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted Options under the Plan, to determine the type, size and terms of the Options to be granted to each employee selected, to determine the time when Options will be granted and to prescribe the form of the instruments embodying Options granted under the Plan. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it believes are necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems desirable to carry the Plan into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of the Committee members or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

     3. Participation. (a) Subsidiaries. If a subsidiary of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors of such subsidiary shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by such subsidiary in the Plan with respect to its employees.


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As used herein, the term "subsidiary" means any entity at least one-half of whose outstanding voting stock, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company.

     A subsidiary participating in the Plan may cease to be a participating Company at any time by action of the Board or by action of the board of directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of such subsidiary's board of directors taking such action. If the participation in the Plan of a subsidiary shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Board.

          (a) Employees. (1) Subject to the provisions of the Plan, the Committee (or, if necessary for tax purposes, a subcommittee thereof) shall have the exclusive power to select the officers and other key employees of the Company and its subsidiaries participating in the Plan ("Optionees") to be granted Options under the Plan but no Option shall be granted to any member of the Committee. For purposes of the Plan, the term "employee" shall have the meaning set forth in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended.

          (2) Subject to Section 3(c) of the Plan, and subject to adjustments of share amounts allocated hereunder pursuant to Section 7(a) of the Plan,

               (A) during the period from March 30, 1993 to December 31, 1993, inclusive (the "First Allocation Period"), the Committee shall not grant Options (including reload Options) covering more than the number of shares of Company common stock ("Common Shares") set forth below (the "First Maximum Aggregate Grant Amount") to each of the following persons (the "Designated Executives"): Sanford I. Weill, 2,058,000; Frank G. Zarb, 850,000; Robert I. Lipp, 185,000; James Dimon, 451,000; and Robert F. Greenhill, 1,333,333; and

               (B) during the period from January 1, 1994 through September 24, 1996, inclusive (the "Second Allocation Period"), the Committee shall not grant Options (including reload Options) covering more than 10,000,000 Common Shares (the "Allocation Limit") to the group consisting of all executive officers of the Company named from time to time in the summary compensation table set forth in the Company's proxy statement released to stockholders of the Company in connection with any annual meeting during the Second Allocation Period (such group being designated herein as the "SCT Executives"). To the extent that each of the following persons shall fall within the definition of SCT Executives, the Committee shall not grant Options and reload options during the Second Allocation Period covering a number of Common Shares in excess of the following amounts (each a "Second Maximum Aggregate Grant Amount"):


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          Sanford I. Weill, 4,300,000; Frank G. Zarb, 520,000; Robert I. Lipp,
          350,000; James Dimon, 650,000; and Robert F. Greenhill, 1,333,000. Any person who qualifies as an SCT Executive who is not a Designated Executive will have his or her Second Maximum Aggregate Grant Amount determined by the Committee, if necessary, and, if necessary, such Amount shall be subject to the overall Allocation Limit and in no event will any SCT Executive (other than the Designated Executives) be allocated a Second Maximum Aggregate Grant Amount greater than 1,000,000 shares.

          (b) If, as a result of subsequent regulations or other interpretive guidance, the Committee determines that (i) the inclusion of the Allocation Limit and/or the First and/or Second Maximum Aggregate Grant Amounts (as defined herein) is not required in order for Option grants to Designated Executives or SCT Executives to qualify as performance-based compensation under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) Option grants to Designated Executives or SCT Executives can qualify as performance-based compensation even if the Allocation Limit and/or the First and/or Second Maximum Aggregate Grant Amounts were made less restrictive, the Committee will be entitled to amend the Plan accordingly (including amendments to adjust or eliminate altogether the Allocation Limit and/or First and/or Second Maximum Aggregate Grant Amounts).

     4. Options Under the Plan. (a) Type of Options. Options under the Plan may include "Nonqualified Stock Options" and "Incentive Stock Options" which qualify under Section 422 of the Code. Options are rights to purchase Common Shares having a par value of $.01 per share.

          (a) Maximum Number of Shares That May Be Issued. There may be issued under the Plan pursuant to the exercise of Options an aggregate of 73,008,140 Common Shares, subject to adjustment as provided in Section 7(a), of which 35,000,000 Common Shares shall be reserved for grants of reload Options in accordance with Section 9(k) of the Plan. Common Shares issued pursuant to the Plan may be either authorized but unissued shares or reacquired shares or both.

          The number of Common Shares available for grant of Options under the Plan shall be decreased by the sum of the number of Common Shares with respect to which Options have been issued and are then outstanding and the number of shares issued upon exercise of Options. In the event any outstanding Option under the Plan for any reason expires, is terminated, or is cancelled prior to the end of the period during which Options may be granted, the Common Shares called for by the unexercised portion of such Option may again be subject to an Option under the Plan.

          (b) Rights With Respect to Shares. No employee to whom an Option is granted (and any person succeeding to such an employee's rights pursuant to the Plan) shall have


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rights as a shareholder with respect to any Common Shares until the date of the issuance of a stock certificate to him or her for such shares. Except as provided in Section 7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. Stock Option Agreements. Each Option granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions, including but not limited to restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish):

          (a) The exercise price for an Option (the "Option Price") shall not be less than the par value of the Common Shares subject to such Option and, in the case of Options granted after completion of the Company's initial public offering made pursuant to the Initial Registration Statement (as defined in the Public Offering Agreement between the Company and Control Data Corporation dated as of October 2, 1986 (the "Public Offering")) shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined in good faith by the Committee; provided, however, that the option price shall not be less than the price per share of Common Shares publicly issued in the Public Offering minus the underwriting discount thereon, even if such price is less than such fair market value, if such Options are granted (i) prior to the closing of the Public Offering; (ii) on the date not later than forty five (45) days after the closing of the Public Offering (the "Special Grant Date") to individuals (A) who were not full-time employees of the Company or any of its subsidiaries, as of the effective date of this Plan; (B) whose identity, along with a description of the Options proposed to be granted to such individuals, is disclosed in writing to the Company prior to such closing; and (C) who also become full-time employees of the Company or any of its subsidiaries on or prior to the Special Grant Date; or (iii) not later than the Special Grant Date to individuals who were full-time employees of the Company or any of its subsidiaries as of the effective date of this Plan. However, the Option Price of an Incentive Stock Option granted to any employee shall not be less than one hundred percent (100%) of the fair market value of the Common Shares on the date the Option is granted, and the option price of an Incentive Stock Option granted to any employee who owns Common Shares representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of a subsidiary (a "Ten Percent Employee"), shall not be less than one hundred ten percent (110%) of such fair market value or less than the par value of such Common Shares.

          (b) The Committee shall determine the number of Common Shares to be subject to each Option.


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          (c)  The Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

          (d)  The Option shall not be exercisable:

               (i) (A) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five (5) years from the date it is granted, (B) in the case of any Incentive Stock Option granted to an individual who is not a Ten Percent Employee, after the expiration of ten (10) years from the date it is granted, and (C) in the case of any other Option, after the expiration of ten (10) years from the date it is granted. An Option may be exercised during such period only at such time or times as the Committee may establish;

               (ii) in the case of any Incentive Stock Option granted before January 1, 1987 under the Plan, while there is outstanding any Incentive Stock Option that was previously granted or deemed granted to such Optionee to purchase shares of the Company or its subsidiaries or of a predecessor of the Company or a subsidiary;

               (iii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made (A) in cash, in United States dollars, or (B) in lieu thereof, unless the Committee shall in its sole discretion determine otherwise, by tendering to the Company Common Shares owned by the person exercising the Option (or owned by the person exercising the Option and his or her spouse, jointly) and acquired at least six (6) months prior to such tender, including (for exercise of Nonqualified Options only) restricted Common Shares awarded under the Travelers Group Capital Accumulation Plan ("CAP") or the Travelers Group Employee Incentive Plan ("EIP") granted at least six (6) months prior to such tender, and having a fair market value equal to the Option Price applicable to such Option, such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations, or (C) by a combination of United States dollars and Common Shares as aforesaid; and

               (iv) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an officer or employee of the Company or of one of its subsidiaries or of a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Code is applicable, except that:


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

               (A) in the case of any Nonqualified Stock Option, if such person (other than Sanford I. Weill) shall cease to be an officer or employee of the Company or one of its subsidiaries solely by reason of a period of Related Employment as defined in Section 6, he or she may, during such period of Related Employment, exercise the Nonqualified Option as if he or she continued to be such an officer or employee; and

               (B) if such person shall cease to be such officer or employee on account of an involuntary termination of employment (other than death or disability) while holding an Option that has not expired and has not been fully exercised, such person may, before the expiration of thirty (30) days after such termination (but in no event after the Option has expired under the provision of subparagraph 5(d)(i), exercise the Option with respect to any shares as to which he or she could have exercised the Option on the date he or she terminated employment. Unless the Committee determines otherwise, if such person shall cease to be such officer or employee on account of a voluntary termination of employment or an involuntary termination for Cause, while holding an Option that has not expired and has not been fully exercised, such Option shall not be exercisable after the date of termination. For purposes of the Plan, "Cause" shall mean (a) failure by an Optionee to perform substantially his or her duties with the Company or a subsidiary, after reasonable notice to the Optionee of such failure; (b) conduct by an Optionee that is in material competition with the Company or a subsidiary or (c) conduct by an Optionee that breaches his or her duty of loyalty to the Company or a subsidiary, or that is materially injurious to the Company or a subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a subsidiary; (ii) any attempt, directly or indirectly to induce any employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any subsidiary to be employed or perform services elsewhere or (iii) any attempt by an Optionee directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any subsidiary or (iv) disparaging the Company, any subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act constitutes "Cause" shall be made by the Committee.

               (C) if such person shall cease to be such an officer or employee by reason of death or disability (as may be determined by the Board in its sole and absolute discretion) while holding an Option that has not expired and has not been fully exercised, such person (or in the case of death, his executors, administrators, heirs or distributees, as the case may be) may exercise the Option (but in no event after the Option has expired under the provisions of Section 5(d)(i)) with respect


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          to any shares as to which such person could have exercised the Option on the date he or she ceased to be such an officer or employee; and

               (D) if such person shall cease to be such an officer or employee by reason of retirement under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) while holding an Option that has not expired and has not been fully exercised, such person at any time within three (3) years of the date he or she ceased to be such an officer or employee (but in no event after the Option has expired under the provisions of Section 5(d)(i)), may exercise the Option with respect to any shares as to which he or she could have exercised the Option on the date he or she ceased to be such an officer or employee; and

               (E) if within thirty (30) days of an involuntary termination of employment (other than for Cause), any person to whom an Option has been granted shall die or become disabled (as may be determined by the Board in its sole and absolute discretion) holding an Option that has not been fully exercised, such person or his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one (1) year after the date of such event (but in no event after the Option has expired under the provisions of Section 5(d)(i)), exercise the Option with respect to any shares as to which such person could have exercised the Option at the time of his death or disability; and

               (F) notwithstanding the foregoing provisions of this Section 5(d)(iv), the Committee shall have the authority, on a case by case basis, in its sole and absolute discretion to extend for a period of up to two (2) years following the termination of employment of an Optionee the period of vesting referred to in Section 5(g) and the period of exercisability, provided such extension complies with
          Section 5(d)(i); and

               (v) if the issuance of any Common Shares pursuant to the exercise of an Option would constitute a violation by the Company or the person to whom the Option has been granted of any applicable law or regulation of any governmental authority.

               (e)(i) The amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to Section 5(a)) for which any employee may be granted Incentive Stock Options before January 1, 1987 under the Plan in any calendar year, may not exceed $100,000, plus any "unused limit carryover" applicable to such year determined under Section 422(c)(4) of the Code, prior to the repeal of such Section, pursuant to P.L. 99-510.


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

               (ii) As to Incentive Stock Options granted under the Plan after December 31, 1986, the aggregate fair market value of Common Shares (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year under the Plan and any other stock option plan of the Company or its subsidiaries shall not exceed one hundred thousand dollars ($100,000).

          (f) Any Option that may, under circumstances existing at the time of its grant, upon its exercise constitute a transaction subject to the Hart-Scott-Rodino Anti-trust Improvements Act of 1976, as amended, or regulations promulgated thereunder ("H-S-R"), shall contain provisions requiring the parties thereto to comply with H-S-R prior to the issuance of Common Shares thereunder.

          (g) No Option shall be exercised during the first year following its grant. Any Option shall be exercisable on a cumulative basis, with respect to twenty percent (20%) of the Common Shares subject to such Option on each anniversary date from the date granted; provided, however, that the Committee shall have the authority, in its sole and absolute discretion, to establish a different vesting schedule for an Option if such schedule does not permit all or any portion of an Option to vest sooner than twenty percent (20%) on each anniversary date from the date granted. Notwithstanding the foregoing provisions of this paragraph (g), with respect to replacement or reload Options granted hereunder, the Committee shall determine the terms of each Option granted hereunder (including the date or dates on which the Option shall become exercisable and the term of the Option). Notwithstanding the foregoing provisions of this paragraph (g), upon a "Change of Control," as such term is defined in the immediately following sentence, each outstanding Option shall immediately become exercisable with respect to one hundred percent (100%) of the Common Shares subject to such Option, provided that such exercisability shall be, in the case of Incentive Stock Options, subject to the provisions of Section 5(e)(ii). "Change of Control" shall mean the occurrence of any of the following:
(A) any person within the meaning of Sections 13(d) and 14(d) of the 1934 Act, shall have become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of shares of stock of the Company having twenty five percent (25%) or more of the total number of votes that may be cast for election of the directors of the Company, unless the transactions or transaction by which such twenty-five percent (25%) or more was acquired was approved or ratified by a vote of at least two-thirds (2/3) of the directors of the Company; or (B) there shall have been a change in the composition of the Board such that at any time a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the election of each new director who was not a director at the beginning of the period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.

     6. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer that is neither the Company nor a subsidiary of the Company, provided (i) such employment is undertaken by the individual at the


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request of the Company or a subsidiary thereof, (ii) immediately prior to undertaking such employment the individual was an officer or employee of the Company or a subsidiary thereof, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for purposes of this Section 6. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

     7. Dilution and Other Adjustments. (a) Change in Common Shares. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4(b), in the number or kind of shares subject to, or the option price per share under, any outstanding Option that has been granted to any participant, or in any measure of performance, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. In no event shall the excess of the aggregate fair market value of the Common Shares subject to the Options immediately after any such adjustment over the aggregate option price for such Common Shares be more than the excess of the aggregate fair market value of all of the Common Shares subject to the Option immediately before any such adjustment over the aggregate option price of such Common Shares without regard to the adjustment, nor shall the adjusted Option give the holder thereof any additional benefits he or she did not have under the Option without regard to the adjustment.

          (a) Public Offering Adjustment. The number of shares issuable under the Plan (including those subject to Options granted prior to the closing of the Public Offering) shall also be adjusted to cause the total number thereof to equal the product of (a) the total number of Common Shares of the Company outstanding immediately following the closing of the Public Offering, multiplied by (b) five (5) divided by forty-three (43); provided, however, that no adjustment to the exercise price shall be made by reason of any adjustment to the number of shares issuable under the Plan made under this Section 7(b).

     8. Financial Assistance. If those members of the Board who are ineligible to receive Options under the Plan determine that such action is advisable, the Company may assist any person to whom an Option has been granted in obtaining financing from the Company, or from a bank or other third party, in such amount as is required to permit the exercise of an Option and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including but not limited to a direct loan from the Company or one of its subsidiaries, a guarantee of the obligation by the Company or any of its subsidiaries, or the maintenance by the Company or any of its subsidiaries of deposits with such bank or third party.


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     9.   Miscellaneous Provisions.

          (a) No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary of the Company.

          (b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except as described in Section 5(c)) including, without limitation, assignment or transfer by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c) No Common Shares or other Company securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws.

          (d) The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any Federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares upon exercise of an Option that the participant (or any beneficiary or person entitled to act under Section 5(d)(iv)(C)) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares. Unless the Committee shall in its sole discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part by an Optionee's election, in accordance with rules adopted by the Committee from time to time, (A) to have the Company withhold Common Shares otherwise issuable pursuant to the Plan having a fair market value equal to such tax liability and/or (B) to tender to the Company Common Shares owned by the person exercising the Option and acquired at least six (6) months prior to such tender (excluding restricted stock awarded under CAP or EIP) and having a fair market value equal to such tax liability, such fair market value (in the case of clause (A) or (B)) to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations.

          (e) The expenses of the Plan shall be borne by the Company. However, if an Option is granted to an employee of a subsidiary of the Company and the Option grant results in the issuance by the Company to the participant of Common Shares, such subsidiary shall pay to


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the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares are issued, minus the amount, if any, received by the Company in respect of the purchase of such Common Shares.

          (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Common Shares under the Plan and the issuance of Common Shares shall be subordinate to the claims of the Company's general creditors.

          (g) By accepting any option or other benefit under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

          (h) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

          (i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding options hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the 1934 Act or any other applicable statute, rule or regulation.

          (j) It is the intent of the Company that the Incentive Stock Options granted under this Plan meet the appropriate provisions of the Code, and any ambiguities in construction shall be interpreted in order to effectuate such intent.

          (k) If an Option granted under plans designated by the Committee from time to time (including but not limited to this Plan and CAP, or any successor plans to such plans) is exercised by a participant, then, at the discretion of the Committee, the participant may receive a replacement or reload Option hereunder to purchase a number of Common Shares equal to the number of Common Shares used to pay the exercise price or withholding taxes on the option exercise, with an exercise price equal to the then current fair market value, and, subject to the other provisions contained herein, with such terms as the Committee shall determine (including the date or dates on which the Option shall become exercisable and the term of the Option).

          (l) If the exercise price of an Option is paid by delivery of a number of restricted Common Shares, then the participant shall receive, in connection with the exercise, an equal number of identically restricted Common Shares; the remaining Common Shares issued upon such exercise shall contain all applicable restrictions that are set forth in the Plan and/or the participant's award agreement. In such event, the fair market value of the restricted Common Shares delivered or withheld, for purposes of Section (5)(d)(iii), shall not take into account the restrictions on such Common Shares.

          (m) An Optionee shall designate at the time of exercising an Option in a manner that the Committee has determined gives rise to a right to receive a reload Option whether to receive (i) incremental Common Shares issuable upon the Option exercise which incremental shares will be subject to restrictions on transferability for a period of one (1) year, or such other shorter or longer period as may be determined by the Committee, and no reload Option, or (ii) the incremental Common Shares issuable upon Option exercise subject to restrictions on transferability for a period of two (2) years, or such other shorter or longer period as may be determined by the Committee and a reload Option for the number of Common Shares surrendered in connection with the exercise of the Option. Any person subject to Section 16 of the 1934 Act shall receive only grants conforming to clause (ii) of the previous sentence. Unless the Committee in its discretion modifies or eliminates the following restrictions on transferability, an Optionee will be permitted to transfer incremental Common Shares during such restricted period only through a charitable contribution of restricted incremental Common Shares or upon demonstrating to the reasonable satisfaction of the Senior Vice President, Human Resources of the Company, that sale or transfer of such Common Shares is required to meet an event of immediate and heavy financial hardship which the Optionee cannot meet with other resources reasonably available to him or her. For purposes of this Plan, the following shall be deemed to be immediate and heavy financial hardships: (i) unreimbursed medical expenses as described in Section 213(d) of the Code incurred by the Optionee or the Optionee's spouse or dependents, (ii) purchase (including mortgage payments) of a principal residence for the Optionee, (iii) payment of tuition for the next semester or quarter of post-secondary education for the Optionee or the Optionee's children or dependents, (iv) payment of amounts necessary to prevent the eviction of the Optionee from his or her principal residence or foreclosure on the mortgage of the Optionee's principal residence,
(v) payment of funeral and other expenses incurred in connection with the death of a member of the Optionee's family, or (vi) any other circumstance similar to any deemed immediate and heavy financial need set forth in applicable Treasury Regulations or Revenue Rulings addressing determination of hardship for plans described in Section 401(k) of the Code. The Senior Vice President's determination of the existence of an Optionee's immediate and heavy financial hardship and the number of restricted incremental shares that may be sold or transferred shall be final and binding on the Optionee. For purposes of the Plan, "incremental shares" shall mean those Common Shares actually issued to an Optionee who exercises an Option by surrendering previously owned Common Shares or restricted stock awarded under CAP or EIP to pay the exercise price of an Option, or by authorizing the Company to sell the appropriate number of Common Shares to cover the exercise price, and/or by surrendering previously owned Common Shares or requesting the Company to withhold the appropriate number of Common Shares otherwise issuable to cover the withholding tax liability associated with Option exercise. The number of incremental shares issued shall be calculated as the number of Option shares exercised minus the number of Common Shares deemed "surrendered" or sold on behalf of the Optionee to pay for such exercise and minus the number of Common Shares tendered or withheld to satisfy any resulting tax liability in connection with such exercise.

          (n) The incremental shares issued as a result of the exercise of an Option may not be sold, assigned, pledged, hypothecated or otherwise transferred by the participant, except as specifically permitted pursuant to subsection (m) above, for a period of one (1) year following the date of exercise if no reload Option is granted in connection with such exercise, or for a period of two (2) years if a reload Option is granted in connection with such exercise, or such other shorter or longer restricted periods as may be determined by the Committee.

          (o) For an Optionee to receive a reload Option in connection with his or her exercise of a vested Option, the fair market value of a Common Share on the date of exercise (to be determined in the same manner as the Committee's determination of fair market value for other purposes under the Plan) must equal or exceed the minimum market price level, expressed as a percentage of the Option exercise price, established by the Committee from time to time (the "Market Price Requirement"). If the market price does not equal or exceed the applicable Market Price Requirement, a vested Option may be exercised but no reload Option will be granted in connection with such exercise. In no event will the Market Price Requirement be less than one hundred percent (100%) of the exercise price of any Option to which it applies.

          (p) The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act or any successor statute, rule or regulation. All transactions involving any officer or director of the Company or any subsidiary who is subject to the reporting requirements of Section 16(a) of the 1934 Act (or any successor statute, rule or regulation) ("Section 16(a) Persons") shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in the Plan. Any provision of the Plan which is contrary to Rule 16b-3 shall not apply to such 16(a) Persons.

     10. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board, but no amendment that increases the aggregate number of Common Shares which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the stockholders of the Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

     11. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b)  September 24, 1996.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     12. Stockholder Adoption. The Plan shall be submitted to the stockholders of the Company for their approval and adoption. The Plan shall not be effective and no Option shall be granted hereunder unless and until the Plan has been so approved and adopted.

     13.  Forfeiture of Awards.

          (a) Options. In any instance where the vesting and/or exercisability of an Option or reload Option extends past the date of termination of a participant's employment, either pursuant to the terms of the Plan or by action of the Committee, the rights of the participant to continued vesting and exercisability shall be forfeited if, in the determination of the Committee, the participant, at any time within such remaining period of continued vesting or exercisability engages in any of the conduct described in subparagraphs (b) or
(c) of the definition of "Cause" appearing in Section 5(d)(iv)(B) of this Plan.

          (b) Incremental Shares. If during any period following the exercise of an Option or reload Option and prior to the expiration of the restricted period on any incremental shares issued upon such exercise, the participant, in the determination of the Committee, engages in any of the conduct described in subparagraph (c) of the definition of Cause appearing in Section 5(d)(iv)(B) of this Plan, at the option of the Committee, the participant shall forfeit such incremental shares and shall receive instead, a cash payment, without interest, equal to the original exercise price for the Option or reload Option under which the incremental shares were issued, multiplied by the number of incremental shares forfeited.

     14. Arbitration. All claims and disputes between a participant and the Company or any subsidiary arising out of the Plan or any award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or the subsidiary with whom the participant is employed. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in accordance with the provisions of the Plan, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 14 shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

     15. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

     16. Severability. If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.


                                      A-15